SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2003

Wyndham International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 863-1000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

The following Exhibit is filed herewith:

99.1    Press release dated May 6, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

The press release attached as Exhibit 99.1, issued May 6, 2003 regarding our results of operations for the first quarter ended March 31, 2003 is being furnished pursuant to Item 12 — Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/s/ Richard A. Smith
Richard A. Smith, Executive Vice President and Chief Financial Officer

Date: May 6, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated May 6, 2003.

*	Filed herewith.